SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                  TRIDAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                  TRIDAN CORP.

                               477 Madison Avenue
                               New York, NY 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JULY 1, 2004

To the Shareholders of Tridan Corp.:

      The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, July 1, 2004, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 17th floor, 51 East 42nd Street, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

      (1)   Election of six directors;

      (2) Ratification of the selection of Leslie Sufrin and Company, P.C. as auditors of the Company for the fiscal year ending April 30, 2005;

      (3) Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 14, 2004 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

                                        By Order of the Board of Directors


                                        I. Robert Harris, Secretary

June 17, 2004

                                  TRIDAN CORP.

                               477 Madison Avenue
                               New York, NY 10022

                                 PROXY STATEMENT

      This statement is furnished in connection with the solicitation by the Board of Directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held July 1, 2004 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about June 17, 2004.

      All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The Board of Directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Leslie Sufrin and Company P.C. as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

      As of May 14, 2004, there were issued and outstanding 3,121,872.4389 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on May 14, 2004 will be entitled to vote at the meeting.

      The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the Trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the Trust. Accordingly, the attached Notice, this Proxy Statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

      The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

      An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2004 and 2003 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

                              ELECTION OF DIRECTORS

      At the meeting, six directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the By-Laws of the Company. The election of a Board of Directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

      It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

      As of May 14, 2004, Peter Goodman owned beneficially 1,277,381.35 shares (40.92%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

      The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Messrs. Peter Goodman and Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Mark Goodman, Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the Company, and Mr. Pelton because he is an officer of the Company.

                                     Table A

                                                                         Principal
                                                                         Occupations           Number of    Other
Name, Address                   Positions in              Director       During Past           Portfolios   Director-
and Age                         the Company               Since          5-years               Overseen     ships Held
------------------              ------------              --------       ------------------    ----------   ----------
Interested Persons:

Peter Goodman                   Director and              1980           President, Tridan         1           None
65 Wendover Road                President                                Corp.
Rye, NY  10580
Age 78

Warren Fred Pelton              Director, Vice-           1988           Director of               1           None
6079 Fairway Court              President and                            Development,
Naples, FL  34110               Treasurer                                International
Age 66                                                                   College until 1999;
                                                                         Consultant

                                     Table B

                                                                         Principal
                                                                         Occupations           Number of    Other
Name, Address                   Positions in              Director       During Past           Portfolios   Director-
and Age                         the Company               Since          5-years               Overseen     ships Held
------------------              ------------              --------       ------------------    ----------   ----------
Disinterested Persons:

Mark Goodman                    Director                  1999           Pianist and Teacher       1           None
(Son of Peter Goodman)
15 Orchard Street
Jamaica Plain, MA  02130
Age 50

Paul Kramer                     Advisory Director,          --           Partner, Kramer           1           None
17 Huntley Road                 Nominee for Director,                    Love & Cutler
Holmdel, NJ 07733               and Audit Committee                      (certified public
Age 72                          Chairman                                 accountant)

Jay Stanley Negin               Director and Audit        1985           Investor                  1           None
6 Demarest Court                Committee Member
Englewood Cliffs, NJ 07632
Age 73

Russell Jude Stoever            Director and Audit        1995           Vice-President,           1           None
15 Rockleigh Road               Committee Member                         Stoever Glass &
Rockleigh, NJ 07647                                                      Co., Inc.
Age 59                                                                   (a registered
                                                                         broker-dealer)

                                     Table C

                                                          Principal
                                                          Occupations         Number of        Other
Name, Address                   Positions in              During Past         Portfolios       Director-
and Age                         the Company               5-years             Overseen         ships Held
------------------              ------------              -----------    ------------------    ----------
Non-director Officers:

I. Robert Harris                Secretary                 Attorney            None                None
51 East 42nd Street
Suite 1700
New York, NY  10017
Age 72

      The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

                                               Dollar Range of Equity Securities
Name of Nominee                                In the Company
---------------                                ---------------------------------

Interested Persons:

Peter Goodman                                  Over $100,000

Warren Fred Pelton                             Over $100,000

Disinterested Persons:

Mark Goodman                                   Over $100,000

Paul Kramer                                            None

Jay Stanley Negin                                      None

Russell Jude Stoever                                   None

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      No director or officer received any compensation from the Company during the last fiscal year, except for an annual fee of $9,000 paid to each director.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $18,000 applicable to fiscal 2004 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

                                   COMMITTEES

Audit Committee

      The Board has established an Audit Committee consisting of three members appointed by the Board, each of whom is independent of the Company and its management. The Committee members are Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever. The Board has determined that Paul Kramer qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations.

      The Board has adopted an Audit Committee Charter, and will review it annually. A copy is attached as an appendix to this proxy statement. The Audit Committee assists the Board in fulfilling their oversight responsibility relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. Before the auditor is engaged by the Company, the Audit Committee is responsible for approving such engagement and recommending it to the Board and shareholders.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Company's April 30, 2004 audited financial statements with management and with Leslie Sufrin & Company, P.C., the Company's independent certified public accountants. The Audit Committee has also discussed with said auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented, has received from them the written disclosures and letter required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with them their independence from the Company. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements as of April 30, 2004 be issued to shareholders and filed with the SEC.

      Audit Committee Members:

            Paul Kramer, Chairman
            Jay S. Negin
            Russell J. Stoever

Nominating Committee

      The Company does not have a standing nominating committee, because of the small size of the Board of Directors. Rather, the entire Board acts as a nominating committee, periodically identifies and considers qualified individuals recommended by shareholders and others to become or to continue as directors, and recommends their election by the shareholders. This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the Board believes it continues to be appropriate.

                             ATTENDANCE AT MEETINGS

      During the fiscal year ended April 30, 2004, there were five meetings of the Board of Directors and one meeting of the recently formed Audit Committee. Each of the directors attended at least 75% of the meetings of the Board and of the Audit Committee on which he served. Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the Board attended last year's annual meeting.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors has not established a formal process for shareholders to send communications to the Board. The directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire Board, care of the Company at its principal office, or to any individual Board member at his address listed in the proxy statement.

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

      The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of May 14, 2004:

                                                         Number of Shares        Percent
Title of              Name and Address of                Beneficially Owned      of Class on
Class                 Beneficial Owner                   on May 14, 2004         May 14, 2004
----------------      -----------------------            -------------------     ------------
Capital Stock         Peter Goodman                      1,277,381.35(1)(2)         40.92%
(par value $.02)      65 Wendover Road
                      Rye, NY  10580

                      Barbara S. Goodman                   375,500.00(1)            12.03%
                      (wife of Peter Goodman)
                      65 Wendover Road
                      Rye, NY  10580

                      Thomas Goodman                       701,000.00(3)            22.45%
                      111-20 73rd Avenue
                      Apt. 6F Forest Hills, NY 11375

                      Robert W. Erdos                      282,640.11(2)(4)          9.05%
                      549 Fairview Terrace
                      York, PA  17403

                      Mark Goodman                          77,333.33                2.48%
                      15 Orchard Street
                      Jamaica Plain, MA  02130

                      Warren F. Pelton                      29,930.89                0.96%
                      6079 Fairway Court
                      Naples, FL 34110

                      All officers,                      1,384,645.57(2)(3)         44.35%
                      directors and
                      nominees as a
                      group (7 persons)

(1) Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

(2) Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 9,412.23 shares owned directly and beneficially by Peter Goodman, and 5,640.11 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said Trust.

(3) Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman's brother).

(4) This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos' wife.

      The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman's wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman's brother; nor as an admission that Robert
W. Erdos is the beneficial owner of any shares owned by Mr. Erdos' wife.

      Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

      Joseph T. Scialo is the Company's Administrator. Mr. Scialo is a certified public accountant in the firm of Yohalem, Gillman & Company, LLP, 477 Madison Avenue, New York, NY 10022.

                      RELATIONSHIP WITH AND RATIFICATION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Audit Committee is responsible for approving the engagement of the Company's independent public accountants prior to their engagement. The Audit Committee and Board of Directors have unanimously approved the selection of Leslie Sufrin and Company, P.C. as independent public accountants for the Company for the fiscal year ending April 30, 2005. That firm has been the Company's auditors since it became a registered investment company in 1980. Their selection is to be submitted for ratification by the shareholders, which requires the affirmative vote of the holders of a majority of the shares of the Company voting at the meeting. The Audit Committee and Board of Directors reviewed the services performed by Leslie Sufrin and Company, P.C. during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees - Leslie Sufrin & Company, P.C. billed the Company $29,865 for the 2004 fiscal year, and $34,275 for the 2003 fiscal year, for the audit of the Company's annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees - No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees - No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All other fees - No fees were billed to the Company for the last two fiscal years for any other services.

                    INVESTMENT ADVISORY AGREEMENT AND ADVISER

      The Company's investment adviser is J.P. Morgan Investment Management Inc., conducting business under the name JP Morgan Fleming Asset Management ("Morgan"), 522 Fifth Avenue, New York, NY 10036. The Investment Advisory Agreement dated July 1, 2000 (the "Agreement") between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2004. On May 25, 2004, the Board of Directors (including the Company's independent directors) unanimously approved a continuation of the Agreement until June 30, 2005 (subject to the early termination provisions contained in the Agreement).

      Under the Agreement Morgan, subject to the general supervision of the Company's Board of Directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company's portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

      As compensation for the services rendered and related expenses borne by Morgan, the Company, under the Agreement, has paid Morgan an annual fee, computed and payable quarterly, equal to 0.28% of the Company's net assets under management. Morgan received fees aggregating $110,670 applicable to the year ended April 30, 2004.

      The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including the following open-end management investment companies:

                                                            Dollar ($) Amount of
                                                              Net Assets as of       Annual Advisory
    Inventory Company                                           April 30, 2004       Fee Rate
    -----------------                                           --------------       ---------------

JPMorgan Multi-Manager Small Cap Value-Group                      257,437,748             0.85%
JPMorgan Multi-Manager Small Cap Growth-Group                     235,244,214             0.85%
JPMorgan Diversified Fund                                         507,119,551             0.55%
JPMorgan Liquid Assets MM                                       3,067,042,674             0.10%
JPMorgan US Gov't MM                                           10,248,264,357             0.10%
JPMorgan Prime MM                                              48,149,542,225             0.10%
JPMorgan Treasury Plus                                          4,245,950,666             0.10%
JPMorgan Undiscovered Managers Behavioral Growth                  117,219,672             0.95%
JPMorgan Undiscovered Managers Behavioral Value                    53,524,799             1.05%
JPMorgan Undiscovered Managers REIT                               162,040,628             1.05%
JPMorgan Undiscovered Managers Small Cap Growth                   174,200,992             0.95%
JPMorgan Intrepid Investor Fund Select                             17,687,427             0.65%
JPMorgan Intrepid All Cap Fund Select                             128,734,086             0.65%
JPMorgan Intrepid Value Fund Select                                12,416,813             0.65%
JPMorgan Intrepid Growth Fund Select                                6,877,894             0.65%
JPMorgan Bond Fund II                                             935,915,367             0.30%
JPMorgan Short-Term Bond Fund II                                1,423,023,136             0.25%
JPMorgan U.S. Treasury Income Fund                                148,309,977             0.30%
JPMorgan Mid Cap Value Portfolio Series Trust II                   41,399,620             0.65%
JPMorgan Small Cap Growth Fund                                      4,548,482             0.80%
JPMorgan Mid Cap Value Fund                                     1,457,540,145             0.70%
JPMorgan Tax Free Income Fund                                     663,843,327             0.30%
JPMorgan Intermediate Tax Free Income Fund                      1,487,685,543             0.30%

JPMorgan N.Y. Intermediate Tax Free Income Fund                   702,091,214             0.30%
JPMorgan New Jersey Tax Free Income Fund                           67,131,645             0.30%
JPMorgan Tax Free Money Market Fund                            11,368,829,403             0.30%
JPMorgan Dynamic Small Cap Fund                                   197,227,102             0.65%
JPMorgan Equity Growth Fund                                        65,253,819             0.50%
JPMorgan Large Cap Growth Fund                                    249,166,309             0.45%
JPMorgan Mid Cap Equity Fund                                      195,030,403             0.65%
JPMorgan Small Cap Equity Fund                                    739,859,371             0.65%
JP Morgan U.S. Equity Fund                                        485,025,605             0.40%
JPMorgan U.S. Small Company                                       280,858,974             0.60%
JPMorgan Trust Small Cap Equity                                   359,847,844             0.65%
JPMorgan Bond Fund                                                918,762,272             0.30%
JPMorgan Short Term Bond                                          849,148,634             0.25%
JPMorgan Bond Portfolio Series Trust II                            81,250,041             0.30%
JPMorgan U.S. Large Cap Core Portfolio Series Trust II             51,269,528             0.35%
JPMorgan Small Company Portfolio Series Trust II                   57,358,564             0.60%
JPMorgan Fleming Emerging Markets Debt Fund                        32,392,376             0.70%
JPMorgan US Disciplined Equity Fund                               507,119,551             0.25%
JPMorgan Emerging Markets Equity                                   72,036,009             1.00%
JPMorgan Market Neutral Fund                                       52,558,171             1.50%
JPMorgan Enhanced Income                                          448,735,416             0.25%
JPMorgan Mid Cap Growth                                            58,417,009             0.65%
JPMorgan Value Opportunities Fund                                  38,791,456             0.40%
JPMorgan Tax Aware Short-Intermediate Income Fund                 715,068,155             0.25%
JPMorgan Tax Aware Enhanced Income Fund                         2,244,468,391             0.25%
JPMorgan Tax Aware Large Cap Value Fund                           393,917,560             0.40%
JPMorgan Tax Aware Large Cap Growth Fund                          249,182,605             0.40%
JPMorgan Tax Aware US Equity Fund                                 922,268,848             0.45%
JPMorgan Tax Aware Disciplined Equity Fund                        193,499,252             0.35%
JPMorgan California Bond Fund                                     126,123,573             0.30%
JPMorgan Equity Income Fund                                       393,904,423             0.40%
JPMorgan Tax Aware Disciplined Equity Fund                        193,499,252             0.45%
JPMorgan US Small Company Opportunities Fund                        9,034,444             0.60%
JPMorgan Capital Growth Fund                                      479,958,666             0.40%
JPMorgan Fleming Japan Fund                                        22,479,548             0.50%
JPMorgan Fleming Asia Equity Fund                                  49,202,008             1.00%
JPMorgan Fleming Tax Aware International Opp Fund                 143,175,878             0.85%
JPMorgan Fleming International Opportunities Fund                 175,274,408             0.60%
JPMorgan Fleming International Growth Fund                          4,336,183             1.00%
JPMorgan Fleming International Equity Fund Series II               49,929,982             0.60%
JPMorgan Fleming International Value Fund                          44,224,934             0.60%

JPMorgan Strategic Income Fund                                     22,576,962             0.50%
JPMorgan California Tax Free MMF                                  163,922,543             0.10%
JPMorgan New York Tax Free MMF                                  1,675,886,969             0.10%
JPMorgan Tax Free MMF                                          11,365,319,543             0.10%
JPMorgan 100% US Treasury MMF                                   5,439,200,210             0.10%
JPMorgan Growth & Income Fund                                   1,095,844,950             0.40%
JPMorgan Global Strategic Income Fund                              45,281,083             0.45%
JPMorgan Global 50 Fund                                            23,584,227             1.25%
JPMorgan Global Healthcare Fund                                     8,459,301             1.25%

         Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. Morgan is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of Morgan. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

      The names and principal occupations of the directors and principal executive officers of Morgan are as follows. All of them may be reached c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036.

      Name                       Position at Morgan
      ----                       ------------------

      Evelyn Guernsey            President; Director; Managing Director*
      Lawrence Unrein            Director; Managing Director*
      George Gatch               Director; Managing Director*
      Mark White                 Director; Managing Director*
      James Berry                Corporate Secretary
      Roy Kinnear                Treasurer

----------
* Managing Director is an officer's title, and those who hold it are not necessarily directors of Morgan. - 11 -


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

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., general counsel to the Company, for more than the past 5 years.

                              SHAREHOLDER PROPOSALS
                             FOR 2005 ANNUAL MEETING

      Next year's annual meeting of shareholders of the Company will be held in June, 2005. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 1, 2005.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 17, 2004                          By Order of the Board of Directors

                                              I. Robert Harris, Secretary


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

                                    Appendix

                                  TRIDAN CORP.
                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is "independent" of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, and are not "interested persons" of the Company, as defined in the Investment Company Act of 1940. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.


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

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

      o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

      o The committee shall discuss with the Company's administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee's approval. Also, the committee shall discuss with them the auditors' report on the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

      o The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      o The committee shall review with management and the independent auditors the financial statements to be included in the Company's annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards and applicable SEC rules and regulations.

                                  TRIDAN CORP.
                  ANNUAL MEETING OF SHAREHOLDERS - JULY 1, 2004

                        THIS PROXY IS SUBMITTED ON BEHALF
                            OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 1, 2004, and all adjournments thereof.

      (1)   FOR the election, as directors,             WITHHOLD AUTHORITY
            of all nominees listed below                to vote for all
            (except as marked to                        nominees listed
            the contrary below)                         below
            |_|                                         |_|

(INSTRUCTION:     To withhold authority to vote for any individual nominee,
                  strike a line through that nominee's name in the list below.)

               MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
               JAY STANLEY NEGIN, WARREN FRED PELTON,
               RUSSELL JUDE STOEVER

                 ----------------------------------------------

      (2) FOR |_| AGAINST |_| ABSTAIN |_| the ratification of the selection of Leslie Sufrin and Company, P.C. as auditors of the Company for the fiscal year ending April 30, 2005;

      (3) Upon any other matter which may properly come before the meeting, in their discretion.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice                              -----------------------------
of Annual Meeting and                                       Signature
Proxy Statement is
hereby acknowledged                                -----------------------------
                                                            Signature

Dated:          2004

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.


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